SUPP-COLII0519

BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE FUND UL III FOR VARIABLE LIFE INSURANCE

SUPPLEMENT DATED MAY 29, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

This supplement revises information in the prospectus dated April 29, 2019 for the Corporate Owned Variable Universal Life Insurance Policy (the “Policy”) issued by Brighthouse Life Insurance Company (the “Company,” “we,” “us,” or “our”). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at Brighthouse Life Insurance Company, 501 Route 22, Bridgewater, NJ 08807 or call us at 1-908-253-1400.

In the “Ownership/Policy Rights” section, replace the “Decreases in the Stated Amount of Insurance” section with the following:

Decreases in the Stated Amount of Insurance

The Policy Owner may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000, except as approved by the Company. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

1.	Against the most recent increase in the Stated Amount;
2.	To other increases in the reverse order in which they occurred; and
3.	To the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE